UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2007 (April 2, 2007)

DYNEGY INC.

(formerly named Dynegy Acquisition, Inc.)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-139221	20-5653152
Illinois	1-15659	74-2928353
Delaware	0-29311	94-3248415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 507-6400

Dynegy Acquisition, Inc.

N/A

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 2, 2007, Dynegy Inc., a Delaware corporation (formerly named Dynegy Acquisition, Inc.) (“Dynegy”), Dynegy Inc., an Illinois corporation and now-wholly owned subsidiary of Dynegy (“Dynegy Illinois”), and Dynegy’s principal financing and indirect wholly owned subsidiary Dynegy Holdings Inc., a Delaware corporation (“DHI”), entered into a fifth amended and restated credit agreement (the “Senior Secured Credit Facility”) with Citicorp USA, Inc. and JPMorgan Chase Bank, N.A., as co-administrative agents, JPMorgan Chase Bank, N.A., as collateral agent, Citicorp USA Inc., as payment agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners, and the other financial institutions party thereto as lenders or letter of credit issuers.

The Senior Secured Credit Facility amends DHI’s former credit facility (the fourth amended and restated credit agreement, which was last amended on July 11, 2006) by increasing the amount of the existing $470 million revolving credit facility (the “Revolving Facility”) to $850 million, increasing the amount of the existing $200 million term letter of credit facility (the “Term L/C Facility”) to $400 million and adding a $70 million senior secured term loan facility (“Term Loan B”).

Loans and letters of credit are available under the Revolving Facility and letters of credit are available under the Term L/C Facility for general corporate purposes. Letters of credit issued under DHI’s former credit facility will be continued under the Senior Secured Credit Facility. Term Loan B is available to pay a portion of the consideration under the Merger Agreement (as defined below) and for general corporate purposes. In connection with the completion of the transactions contemplated by the Merger Agreement (as defined below), an aggregate $275 million under the Revolving Facility, an aggregate $400 million under the Term L/C Facility (with the proceeds placed in a collateral account to support the issuance of letters of credit), and an aggregate $70 million under Term Loan B (representing all available borrowings under Term Loan B) were drawn.

The Senior Secured Credit Facility is secured by substantially all of the assets of DHI and is guaranteed by certain of DHI’s subsidiaries, Dynegy, Dynegy Illinois and certain subsidiaries of Dynegy Illinois. In addition, the obligations under the Senior Secured Credit Facility and certain other obligations to the lenders thereunder and their affiliates are secured by substantially all of the assets of such guarantors. The Revolving Facility matures on April 2, 2012, and the Term L/C Facility and Term Loan B mature on April 2, 2013. Principal of the Term L/C Facility is due in a single payment at maturity; principal of Term Loan B is due in $175,000 installments calendar quarterly in arrears commencing December 31, 2007, with the unpaid balance due at maturity.

Borrowings under the Senior Secured Credit Facility bear interest, at DHI’s option, at either the base rate, which is calculated as the higher of Citibank, N.A.’s publicly announced base rate and the federal funds rate in effect from time to time, plus 0.50% or the Eurodollar rate (which is based on rates in the London interbank eurodollar market), in each case plus an applicable margin.

The applicable margin for borrowings under the Revolving Facility depends on the Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) credit ratings of the Revolving Facility, with higher credit ratings resulting in lower rates. The applicable margin for such borrowings will be either 0.125% or 0.50% per annum for base rate loans and either 1.125% or 1.50% per annum for Eurodollar loans, with the lower applicable margin being payable if the ratings for the Revolving Facility by S & P and Moody’s are BB+ and Ba1 or higher, and the higher applicable margin being payable if such ratings are less than BB+ and Ba1. The applicable margins for the Term L/C Facility and Term Loan B are 0.50% for base rate loans and 1.50% for Eurodollar loans.

An unused commitment fee of either 0.25% or 0.375% is payable on the unused portion of the Revolving Facility, with the lower commitment fee being payable if the ratings for the Revolving Facility by S&P and Moody’s are BB+ and Ba1 or higher, and the higher commitment fee being payable if such ratings are less than BB+ and Ba1.

The Senior Secured Credit Facility contains mandatory prepayment provisions associated with specified asset sales and dispositions (including as a result of casualty or condemnation). The Senior Secured Credit Facility also contains customary affirmative covenants and negative covenants and events of default. Subject to certain exceptions, DHI and its subsidiaries are subject to restrictions on incurring additional indebtedness, limitations on capital expenditures and limitations on dividends and other payments in respect of capital stock.

The Senior Secured Credit Facility also contains certain financial covenants, including (i) a covenant (measured as of the last day of the relevant fiscal quarter as specified below) that requires DHI and certain of its subsidiaries to maintain a ratio of secured debt to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for DHI and its relevant subsidiaries of no greater than 3.0:1 (June 30, 2007); 2.75:1 (September 30, 2007 and thereafter through and including March 31, 2009); and 2.5:1 (June 30, 2009 and thereafter); and (ii) a covenant that requires DHI and certain of its subsidiaries to maintain a ratio of adjusted EBITDA to consolidated interest expense for DHI and its relevant subsidiaries as of the last day of the measurement periods ending June 30, 2007 and thereafter through and including December 31, 2008 of no less than 1.5:1; ending March 31, 2009 and June 30, 2009 of no less than 1.625:1; and ending September 30, 2009 and thereafter of no less than 1.75:1.

The foregoing description of the Senior Secured Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Senior Secured Credit Facility attached hereto as Exhibit 10.1.

* * * *

The information regarding the DLS Power Holdings LLC Agreement and the DLS Power Development LLC Agreement (each as defined below) set forth under Item 2.01 is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information regarding the termination of the Kendall Agreement, the Chevron Shareholder Agreement, the Chevron Registration Rights Agreement, the Dynegy-Chevron Registration Rights Agreement, the Officer Voting Agreements and the Chevron Voting Agreement (each as defined below) set forth under Item 2.01 is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 29, 2007, at a special meeting of the shareholders of Dynegy Illinois, the shareholders of Dynegy Illinois (i) adopted the Plan of Merger, Contribution and Sale Agreement, dated as of September 14, 2006 (the “Merger Agreement”), by and among Dynegy, Dynegy Illinois, Falcon Merger Sub Co., an Illinois corporation and a then-wholly owned subsidiary of Dynegy (“Merger Sub”), LSP Gen Investors, L.P. (“Gen Investors”), LS Power Partners, L.P. (“LS Partners”), LS Power Equity Partners PIE I, L.P. (“PIE”), LS Power Equity Partners, L.P. (“LS Equity Partners”) and LS Power Associates, L.P. (“LS Associates” and, collectively, the “LS Contributing Entities”) and (ii) approved the merger of Merger Sub with and into Dynegy Illinois (the “Merger”).

On April 2, 2007, in accordance with the Merger Agreement, (i) the Merger was effected, as a result of which Dynegy Illinois became a wholly owned subsidiary of Dynegy and each share of the Class A common stock and Class B common stock of Dynegy Illinois outstanding immediately prior to the Merger was converted into the right to receive one share of the Class A common stock of Dynegy, and (ii) the LS Contributing Entities transferred all of the interests owned by them in entities that own 11 power generation facilities to Dynegy.

In consideration of the transfer to Dynegy of their interests in the 11 power generation facilities, the LS Contributing Entities received (i) 340 million shares of the Class B common stock of Dynegy, (ii) $100 million in cash and (iii) a promissory note in the aggregate principal amount of $275 million (the “Note”) (which was simultaneously issued and repaid in full without interest or prepayment penalty). Dynegy also, via its indirect wholly owned subsidiary Griffith Holdings, LLC, simultaneously issued to the LS Contributing Entities, and repaid in full without interest or prepayment penalty and cancelled, an additional $70 million of project-related debt (the “Griffith Debt”) in connection with the completion of the Merger Agreement transactions. Dynegy funded the cash payment and the repayment of the Note and the Griffith Debt using cash on hand and drawdowns by DHI, and subsequent permitted distributions to Dynegy, of (i) an aggregate $275 million under the Revolving Facility and (ii) an aggregate $70 million under Term Loan B.

* * * *

Pursuant to the Merger Agreement, Dynegy also assumed approximately $1.8 billion of net debt (debt less restricted cash and investments) of the entities contributed by the LS Contributing Entities. Such debt is comprised of:

(i) the First Lien Credit Agreement, Second Lien Credit Agreement and $500,000,000 Special Letter of Credit Facility Agreement, each dated as of May 4, 2006, and the $150,000,000 First Lien Letter of Credit Facility Agreement, dated as of August 3, 2006, each by and among LSP Gen Finance Co, LLC, as borrower, and the guarantors, lenders and other parties thereto (collectively, the “LSP Gen Finance Facilities”), with outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $1.07 billion;

(ii) the Credit Agreement, dated as of October 7, 2005, by and among LSP-Kendall Energy, LLC, as borrower, and the lenders and other parties thereto (the “Kendall Facilities”), with outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $396 million;

(iii) the Amended and Restated First Lien Credit Agreement and Second Lien Credit Agreement, each dated as of May 5, 2006 and each by and among Ontelaunee Power Operating Company, LLC, as borrower, and the lenders and other parties thereto (collectively, the “Ontelaunee Facilities”), with outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $150 million; and

(iv) the Credit Agreement, dated as of March 29, 2007, by and among Plum Point Energy Associates, LLC, as borrower, and the lenders and other parties thereto (the “Plum Point Facilities”), and the Loan Agreement, dated as of April 1, 2006, by and between the City of Osceola, Arkansas and Plum Point Energy Associates, LLC and the related Trust Indenture, dated as of April 1, 2006, by and between the City of Osceola, Arkansas and Regions Bank, as trustee (the “Plum Point Bonds and Lease Agreements”). The Plum Point Facilities together with the Plum Point Bonds and Lease Agreements have outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately net $205 million (collectively, the Plum Point Facilities and the Plum Point Bonds and Lease Agreements together with the LSP Gen Finance Facilities, the Kendall Facilities and the Ontelaunee Facilities, the “LS Debt Facilities”).

Each of the LS Debt Facilities contains affirmative covenants, negative covenants and events of default that are customary for similar agreements. A discussion of the LSP Gen Finance Facilities, the Kendall Facilities, the Ontelaunee Facilities and the Plum Point Bonds and Lease Agreements is set forth in the section entitled “Notes to Unaudited Combined Financial Statements—(8) Financing Arrangements” beginning on page F-22 of the proxy statement/prospectus of Dynegy Illinois and Dynegy filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2007 (the “Proxy Statement/Prospectus”).

The LSP Gen Finance Facilities, the Kendall Facilities, the Ontelaunee Facilities, the Plum Point Facilities and the Plum Point Bonds and Lease Agreements are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6, Exhibit 10.7, Exhibits 10.8 and 10.9, Exhibits 10.10 and 10.11 and Exhibits 10.12 and 10.13, respectively, and are incorporated herein by reference.

* * * *

As part of the transactions contemplated by the Merger Agreement, LS Associates transferred its interests in certain power generation development projects to DLS Power Holdings, LLC, a newly formed Delaware limited liability company ( “DLS Power Holdings”), and contributed 50% of the membership interests in DLS Power Holdings to Dynegy. In addition, immediately after the completion of the Merger, LS Associates and Dynegy each contributed $5 million to DLS Power Holdings as their initial capital contributions, and also contributed their respective interests in certain additional power generation development projects to DLS Power Holdings. In connection with the formation of DLS Power Holdings, LS Associates formed DLS Power Development Company, LLC, a Delaware limited liability company (“DLS Power Development”). LS Associates and Dynegy each now own 50% of the membership interests in DLS Power Development.

In connection with the completion of the Merger and the Merger Agreement, LS Associates and Dynegy entered into (i) an Amended and Restated Limited Liability Company Agreement, dated April 2, 2007, with respect to DLS Power Holdings (the “DLS Power Holdings LLC Agreement”) and (ii) a Limited Liability Company Agreement, dated April 2, 2007, with respect to DLS Power Development (the “DLS Power Development LLC Agreement”). The DLS Power Holdings LLC Agreement and the DLS Power Development LLC Agreement set forth the terms and conditions of the operation and governance of DLS Power Holdings and DLS Power Development, respectively. The DLS Power Holdings LLC Agreement and the DLS Power Development LLC Agreement are attached hereto as Exhibits 10.11 and 10.12, respectively, and are incorporated herein by reference.

* * * *

Effective upon the completion of the Merger, all of the officers and directors of Dynegy Illinois immediately before the Merger became officers and directors of Dynegy, with the exception of Rebecca B. Roberts and Howard B. Sheppard. Ms. Roberts and Mr. Sheppard, both of whom were nominated to the Dynegy Illinois board of directors by Chevron U.S.A. Inc. (“Chevron”) pursuant to Dynegy Illinois’ amended and restated articles of incorporation, resigned from their positions as Class B directors of Dynegy Illinois effective upon the completion of the Merger. In addition, Jason Hochberg was appointed Executive Vice President—Strategic Planning and Corporate Business Development of Dynegy, also effective upon the completion of the Merger.

Pursuant to the Shareholder Agreement, dated as of September 14, 2006, by and among Dynegy and the LS Contributing Entities (the “Shareholder Agreement”), the LS Contributing Entities nominated Mikhail Segal, Frank E. Hardenbergh and James T. Bartlett to serve as Class B directors of Dynegy. Accordingly, prior to the completion of the Merger and the Merger Agreement and pursuant to the Shareholder Agreement, the then-board of directors of Dynegy (i) accepted the resignations of Lynn A. Lednicky and J. Kevin Blodgett as directors of Dynegy, (ii) increased the number of directors constituting the board of directors of Dynegy to 11, (iii) elected as members of the board of directors of Dynegy (a) Bruce A. Williamson, David W. Biegler, Thomas D. Clark, Jr., Victor E. Grijalva, Patricia A. Hammick, George L. Mazanec, Robert C. Oelkers and William L. Trubeck, as Class A directors, and (b) Mikhail Segal, Frank E. Hardenbergh and James T. Bartlett, as Class B directors, (iv) appointed Mr. Segal as Chairperson of the Performance Review Committee of Dynegy’s board of directors, (v) removed Mr. Williamson as President and Chief Executive Officer of Dynegy and reappointed him as Chief Executive Officer and Chairman of the Board of Dynegy, and (vi) appointed Stephen A. Furbacher as President and Chief Operating Officer of Dynegy, in each case effective upon the completion of the Merger and the Merger Agreement.

* * * *

Upon the completion of the Merger, each of the following agreements terminated, effective as of April 2, 2007, in accordance with their terms: (i) the Limited Liability Company Membership Interests and Stock Purchase Agreement, dated as of September 14, 2006 (the “Kendall Agreement”), by and between Kendall Power LLC, an indirect subsidiary of Dynegy Illinois, and LS Associates, LS Equity Partners, LS Partners and PIE; (ii) the Second Amended

and Restated Shareholder Agreement, dated as of May 26, 2006 (the “Chevron Shareholder Agreement”), between Dynegy Illinois and Chevron; (iii) the Amended and Restated Registration Rights Agreement (Common Stock), dated August 11, 2003 (the “Chevron Registration Rights Agreement”), between Dynegy Illinois and Chevron; (iv) the Registration Rights Agreement, dated as of September 14, 2006 (the “Dynegy-Chevron Registration Rights Agreement”), between Dynegy Illinois and Chevron; (v) the Voting Agreements, dated as of September 14, 2006 (the “Officer Voting Agreements”), between each of Bruce A. Williamson, Stephen A. Furbacher, Holli C. Nichols, Lynn A. Lednicky and J. Kevin Blodgett and the LS Contributing Entities; and (vi) the Voting Agreement, dated as of September 14, 2006 (the “Chevron Voting Agreement”), by and between Chevron and the LS Contributing Entities.

* * * *

The issuance of the Class A common stock of Dynegy pursuant to the Merger was registered under the Securities Act of 1933 (as amended, the “Securities Act”) pursuant to Dynegy’s Registration Statement on Form S-4 (File No. 333-139221) (as amended, the “Registration Statement”) declared effective by the SEC on February 13, 2007. The issuance of the Class B common stock of Dynegy to the LS Contributing Entities was made pursuant to the exemption from the registration requirements of the Securities Act for private offerings and sales provided by Section 4(2) under the Securities Act. The Proxy Statement/Prospectus, which forms a part of the Registration Statement, contains additional information about the Merger and the transactions contemplated by the Merger Agreement.

Prior to the completion of the Merger, the Class A common stock of Dynegy Illinois was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and was listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “DYN”. Dynegy Illinois filed a Form 15 with the SEC on April 3, 2007 to terminate the registration of its Class A common stock under Section 12(g) of the Exchange Act and suspend its obligation to file reports with the SEC pursuant to Sections 13 and 15(d) of the Exchange Act. Pursuant to Rule 12g-3(a) under the Exchange Act, the Class A common stock of Dynegy is deemed registered under Section 12(b) of the Exchange Act.

As a result of the Merger and pursuant to the supplemental listing application of Dynegy Illinois, dated as of March 23, 2007, filed with the NYSE, (i) the Class A common stock of Dynegy Illinois was delisted from the NYSE effective as of the close of trading on the NYSE on April 2, 2007 and (ii) the Class A common stock of Dynegy was approved for listing on the NYSE and began trading under the ticker symbol “DYN” upon the opening of trading on the NYSE on April 3, 2007.

* * * *

Pursuant to, and in connection with the completion of, the transactions contemplated by the Merger Agreement, Dynegy assumed various stock option, stock incentive and related plans of Dynegy Illinois and its subsidiaries and also assumed, and became the plan sponsor of, various employee benefit plans of Dynegy Illinois and its subsidiaries. In connection with Dynegy’s assumption of such stock option, stock incentive and related plans and employee benefit plans, various amendments to the agreements, contracts and other documents relating to such plans were executed by Dynegy, Dynegy Illinois and/or the other parties to such agreements, contracts and documents. These amendments, along with the amendments to such plan agreements, contracts and documents entered into by Dynegy Illinois and/or its subsidiaries in prior years, are filed as Exhibits 10.16 through 10.55 hereto.

* * * *

On April 2, 2007, Dynegy and Dynegy Illinois issued a press release announcing the completion of the Merger and the transactions contemplated by the Merger Agreement and the entering into of the Senior Secured Credit Facility. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

* * * *

Pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K, the financial statements with respect to the entities that own the 11 power generation facilities that were transferred to Dynegy by the LS Contributing Entities pursuant to the Merger Agreement and the pro forma financial information with respect to the Merger and the transactions contemplated by the Merger Agreement required by Items 9.01(a) and (b) of Form 8-K, respectively, will be filed by way of an amendment to this Form 8-K not later than 71 calendar days after April 6, 2007 (the required filing date of this Form 8-K). Dynegy expects to file such amendment on or about April 23, 2007.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The information regarding the Senior Secured Credit Facility and DHI’s drawdowns under the Revolving Facility and the Term Loan B set forth under Item 1.01 and Item 2.01, respectively, is incorporated herein by reference. The information regarding the Note set forth under Item 2.01 is also incorporated herein by reference. In addition, the information regarding the LS Debt Facilities set forth under Item 2.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Shares of the Class B common stock of Dynegy will automatically convert into shares of the Class A common stock of Dynegy upon the transfer of such shares to a person or entity other than (i) one of the LS Contributing Entities, (ii) an affiliate (as of September 14, 2006) of one of the LS Contributing Entities or (iii) a director, officer or employee (as of September 14, 2006) of one of the LS Contributing Entities or of an affiliate of one of the LS Contributing Entities. In addition, each share of the Class B common stock of Dynegy will automatically convert into a share of Dynegy’s Class A common stock upon the shares of the Class B common stock issued and outstanding ceasing to represent in the aggregate at least 10% of the issued and outstanding shares of Dynegy’s common stock. Moreover, pursuant to Section 5.3(g)(iv) of Dynegy’s Amended and Restated Certificate of Incorporation, Dynegy and any holder of the Class B common stock may enter into an agreement allowing such holder, at its option, to convert any or all of such holder’s shares of the Class B common stock into shares of Dynegy’s Class A common stock.

Other information regarding the issuance of the Class B common stock of Dynegy to the LS Contributing Entities pursuant to the Merger Agreement is set forth under Item 2.01 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

(a), (b) Prior to the completion of the Merger, the rights of the holders of the Class A common stock of Dynegy Illinois (an Illinois corporation) were governed by Dynegy Illinois’ Amended and Restated Articles of Incorporation and Amended and Restated Bylaws (as defined below) (each as in effect prior to the completion of the Merger) and by the provisions of the Illinois Business Corporation Act. Pursuant to the Merger and the Merger Agreement, (i) each share of the Class A common stock and Class B common stock of Dynegy Illinois outstanding immediately prior to the completion of the Merger was converted into the right to receive one share of the Class A common stock of Dynegy (a Delaware corporation) and (ii) 340 million shares of the Class B common stock of Dynegy was issued to the LS Contributing Entities.

Holders of the Class A common stock and Class B common stock of Dynegy Illinois immediately prior to the completion of the Merger are now the holders of the Class A common stock of Dynegy and, as a result, such holders’ rights as stockholders are now governed by Dynegy’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and by the provisions of the General Corporation Law of the State of Delaware.

A discussion of Dynegy’s Class A common stock and Class B common stock and a comparison of the rights of holders of Dynegy Illinois’ Class A common stock immediately prior to the completion of the Merger and the Merger Agreement with the rights of the holders of Dynegy’s Class A common stock upon the completion of the Merger and the Merger Agreement is set forth in the sections entitled “Description of New Dynegy Capital Stock” and “Comparison of Rights of Dynegy’s Shareholders and New Dynegy’s Stockholders” beginning on pages 193 and 196, respectively, of the Proxy Statement/Prospectus.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (d) The information set forth under Item 2.01 regarding (i) the resignations of J. Kevin Blodgett and Lynn A. Lednicky as directors of Dynegy, (ii) the appointment of Mikhail Segal, Frank E. Hardenbergh and James T. Bartlett as Class B directors of Dynegy, (iii) the resignations of Rebecca B. Roberts and Howard B. Sheppard as Class B directors of Dynegy Illinois, (iv) the removal of Bruce A. Williamson as President and Chief Executive Officer of Dynegy and reappointment of Mr. Williamson as Chief Executive Officer and Chairman of the Board of Dynegy and (v) the appointment of Stephen A. Furbacher as President and Chief Operating Officer of Dynegy, in each case effective as of April 2, 2007, is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) In connection with the completion of the Merger and pursuant to the Merger Agreement, Dynegy amended and restated its certificate of incorporation and bylaws (as amended and restated, the “Amended and Restated Certificate of Incorporation” and “Amended and Restated Bylaws”), substantially in the form included in the Proxy Statement/Prospectus as Annexes B and C, respectively (together with technical and conforming amendments thereto). Dynegy’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which became effective on April 2, 2007 and are filed as Exhibits 3.1 and 3.2 hereto, respectively, are incorporated herein by reference. A description of certain provisions of Dynegy’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is set forth in the sections entitled “Description of New Dynegy Capital Stock” and “Comparison of Rights of Dynegy’s Shareholders and New Dynegy’s Stockholders” beginning on pages 193 and 196, respectively, of the Proxy Statement/Prospectus.

Item 9.01	Financial Statements and Exhibits.

(a), (b) Pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K, the financial statements with respect to the entities that own the 11 power generation facilities that were transferred to Dynegy by the LS Contributing Entities pursuant to the Merger Agreement and the pro forma financial information with respect to the Merger and the transactions contemplated by the Merger Agreement required by Items 9.01(a) and (b) of Form 8-K, respectively, will be filed by way of an amendment to this Form 8-K not later than 71 calendar days after April 6, 2007 (the required filing date of this Form 8-K). Dynegy expects to file this amendment on or about April 23, 2007.

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Dynegy Inc. (formerly named Dynegy Acquisition, Inc.) (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 of Dynegy Inc. filed on April 2, 2007, File No. 333-139221).

3.2	Amended and Restated Bylaws of Dynegy Inc. (formerly named Dynegy Acquisition, Inc.) (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 of Dynegy Inc. filed on April 2, 2007, File No. 333-139221).

10.1	Fifth Amended and Restated Credit Agreement, dated as of April 2, 2007, by and among Dynegy Holdings Inc., as borrower, Dynegy Inc. (formerly named Dynegy Acquisition, Inc.) and Dynegy Inc., as parent guarantors, the other guarantors party thereto, the lenders party thereto and various other parties thereto.

10.2

Second Amended and Restated Security Agreement, dated April 2, 2007, by and among Dynegy Holdings Inc., as Borrower, the initial grantors party thereto, Wilmington Trust Company, as corporate trustee, and John M. Beeson, Jr., as individual trustee.

10.3	First Lien Credit Agreement, dated as of May 4, 2006, by and among LSP Gen Finance Co, LLC, as borrower, and the guarantors, lenders and other parties thereto.

10.4	Second Lien Credit Agreement, dated as of May 4, 2006, by and among LSP Gen Finance Co, LLC, as borrower, and the guarantors, lenders and other parties thereto.

10.5	$500,000,000 Special Letter of Credit Facility Agreement, dated as of May 4, 2006, by and among LSP Gen Finance Co, LLC, as borrower, and the guarantors, lenders and other parties thereto.

10.6	$150,000,000 First Lien Letter of Credit Facility Agreement, dated as of August 3, 2006, by and among LSP Gen Finance Co, LLC, as borrower, and the guarantors, lenders and other parties thereto.

10.7	Credit Agreement, dated as of October 7, 2005, by and among LSP-Kendall Energy, LLC, as borrower, and the lenders and other parties thereto.

10.8	Amended and Restated First Lien Credit Agreement, dated as of May 5, 2006, by and among Ontelaunee Power Operating Company, LLC, as borrower, and the lenders and other parties thereto.

10.9	Second Lien Credit Agreement, dated as of May 5, 2006, by and among Ontelaunee Power Operating Company, LLC, as borrower, and the lenders and other parties thereto.

10.10	Credit Agreement, dated as of March 29, 2007, by and among Plum Point Energy Associates, LLC, as borrower, and the lenders and other parties thereto.

10.11	Collateral Agency and Intercreditor Agreement, dated as of March 29, 2007, by and among Plum Point Energy Associates, LLC, as borrower, PPEA Holding Company, LLC, as Pledgor, The Bank of New York, as collateral agent, The Royal Bank of Scotland, as Administrative Agent, AMBAC Assurance Corporation, as Loan Insurer (as defined below), and the other parties thereto.

10.12	Loan Agreement, dated as of April 1, 2006, by and between the City of Osceola, Arkansas and Plum Point Energy Associates, LLC.

10.13	Trust Indenture, dated as of April 1, 2006, by and between the City of Osceola, Arkansas and Regions Bank, as trustee.

10.14	Amended and Restated Limited Liability Company Agreement of DLS Power Holdings, LLC, dated April 2, 2007, by and between LS Power Associates, L.P. and Dynegy Inc. (formerly named Dynegy Acquisition, Inc.).

10.15	Limited Liability Company Agreement of DLS Power Development Company, LLC, dated April 2, 2007, by and between LS Power Associates, L.P. and Dynegy Inc. (formerly named Dynegy Acquisition, Inc.).

10.16	Fourth Amendment to the Second Supplement to the Dynegy Inc. Executive Severance Pay Plan, dated as of March 30, 2007.

10.17	Third Amendment to the Dynegy Inc. Executive Severance Pay Plan, dated as of April 2, 2007.

10.18	Second Amendment to the First Supplemental Plan to the Dynegy Inc. Severance Pay Plan, dated as of March 30, 2007.

10.19	Second Amendment to Dynegy Inc. Severance Pay Plan, dated as of April 2, 2007.

10.20	Second Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, dated as of December 5, 2005.

10.21	Third Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, dated as of June 7, 2006.

10.22	Fourth Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, dated as of December 15, 2006.

10.23	Fifth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of January 28, 2005.

10.24	Sixth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of February 28, 2005.

10.25	Seventh Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of May 31, 2005.

10.26	Eighth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of December 18, 2006.

10.27	Ninth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of June 7, 2006.

10.28	Ninth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of December 21, 2006.

10.29	Ninth Amendment to the Dynegy Inc. Retirement Plan, dated as of April 2, 2007.

10.30	Eleventh Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of April 2, 2007.

10.31	Sixth Amendment to the Dynegy Inc. Comprehensive Welfare Benefits Plan, dated as of April 2, 2007.

10.32	First Amendment to the Dynegy Inc. Incentive Compensation Plan, dated as of April 2, 2007.

10.33	First Amendment to the Dynegy Inc. 1999 Long Term Incentive Plan, dated as of April 2, 2007.

10.34	Second Amendment to the Dynegy Inc. 2000 Long Term Incentive Plan, dated as of April 2, 2007.

10.35	First Amendment to the Dynegy Inc. 2001 Non-Executive Stock Incentive Plan, dated as of April 2, 2007.

10.36	Second Amendment to the Dynegy Inc. 2002 Long Term Incentive Plan, dated as of April 2, 2007.

10.37	Third Amendment to the Dynegy Inc. Deferred Compensation Plan for Certain Directors, dated as of April 2, 2007.

10.38	Amendment to the Dynegy Inc. Deferred Compensation Plan, dated as of April 2, 2007.

10.39	Sixth Amendment to the Dynegy Midwest Generation, Inc. Retirement Income Plan for Employees Covered Under a Collective Bargaining Agreement, dated as of April 2, 2007.

10.40	Eighth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan, dated as of April 2, 2007.

10.41	Eighth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered Under a Collective Bargaining Agreement, dated as of April 2, 2007.

10.42	Seventh Amendment to the Dynegy Northeast Generation, Inc. Retirement Income Plan, dated as of April 2, 2007.

10.43	Fifth Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, dated as of April 2, 2007.

10.44	Eighth Amendment to the Extant, Inc. 401(k) Plan, dated as of April 2, 2007.

10.45	Master Trust Agreement, dated as of January 1, 2002 (Vanguard).

10.46	Agreement and Amendment to Master Trust Agreement, dated as of December 31, 2003 (Vanguard).

10.47	Amendment No. 2 to The Master Trust Agreement, dated as of September 29, 2004 (Vanguard).

10.48	Amendment to Master Trust Agreement, dated as of January 1, 2006 (Vanguard).

10.49	Amendment to Trust Agreement – DMG 401(k) Savings Plan (Vanguard), dated as of September 29, 2004.

10.50	Amendment to Trust Agreement – DMG 401(k) Savings Plan (Vanguard), dated as of January 1, 2006.

10.51	Amendment to Trust Agreement – DMG 401(k) Savings Plan (Vanguard), dated as of April 2, 2007.

10.52	Amendment to Trust Agreement – Dynegy Inc. 401(k) Savings Plan (Vanguard), dated as of January 1, 2006.

10.53	Amendment to Trust Agreement – Dynegy Inc. 401(k) Savings Plan (Vanguard), dated as of April 2, 2007.

10.54	Amendment to Dynegy Inc. Deferred Compensation Plan Trust Agreement (Vanguard), dated as of April 2, 2007.

10.55	Amendment to Master Trust Agreement (Vanguard Fiduciary Trust Company), dated as of April 2, 2007.

99.1	Press Release dated April 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (formerly named Dynegy Acquisition, Inc.)
(Registrant)

Date: April 6, 2007	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY INC.
(Registrant)

Date: April 6, 2007	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

DYNEGY HOLDINGS INC.
(Registrant)

Date: April 6, 2007	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Dynegy Inc. (formerly named Dynegy Acquisition, Inc.) (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 of Dynegy Inc. filed on April 2, 2007, File No. 333-139221).

3.2	Amended and Restated Bylaws of Dynegy Inc. (formerly named Dynegy Acquisition, Inc.) (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 of Dynegy Inc. filed on April 2, 2007, File No. 333-139221).

10.1	Fifth Amended and Restated Credit Agreement, dated as of April 2, 2007, by and among Dynegy Holdings Inc., as borrower, Dynegy Inc. (formerly named Dynegy Acquisition, Inc.) and Dynegy Inc., as parent guarantors, the other guarantors party thereto, the lenders party thereto and various other parties thereto.

10.2

Second Amended and Restated Security Agreement, dated April 2, 2007, by and among Dynegy Holdings Inc., as Borrower, the initial grantors party thereto, Wilmington Trust Company, as corporate trustee, and John M. Beeson, Jr., as individual trustee.

10.3	First Lien Credit Agreement, dated as of May 4, 2006, by and among LSP Gen Finance Co, LLC, as borrower, and the guarantors, lenders and other parties thereto.

10.4	Second Lien Credit Agreement, dated as of May 4, 2006, by and among LSP Gen Finance Co, LLC, as borrower, and the guarantors, lenders and other parties thereto.

10.5	$500,000,000 Special Letter of Credit Facility Agreement, dated as of May 4, 2006, by and among LSP Gen Finance Co, LLC, as borrower, and the guarantors, lenders and other parties thereto.

10.6	$150,000,000 First Lien Letter of Credit Facility Agreement, dated as of August 3, 2006, by and among LSP Gen Finance Co, LLC, as borrower, and the guarantors, lenders and other parties thereto.

10.7	Credit Agreement, dated as of October 7, 2005, by and among LSP-Kendall Energy, LLC, as borrower, and the lenders and other parties thereto.

10.8	Amended and Restated First Lien Credit Agreement, dated as of May 5, 2006, by and among Ontelaunee Power Operating Company, LLC, as borrower, and the lenders and other parties thereto.

10.9	Second Lien Credit Agreement, dated as of May 5, 2006, by and among Ontelaunee Power Operating Company, LLC, as borrower, and the lenders and other parties thereto.

10.10	Credit Agreement, dated as of March 29, 2007, by and among Plum Point Energy Associates, LLC, as borrower, and the lenders and other parties thereto.

10.11	Collateral Agency and Intercreditor Agreement, dated as of March 29, 2007, by and among Plum Point Energy Associates, LLC, as borrower, PPEA Holding Company, LLC, as Pledgor, The Bank of New York, as collateral agent, The Royal Bank of Scotland, as Administrative Agent, AMBAC Assurance Corporation, as Loan Insurer (as defined below), and the other parties thereto.

10.12	Loan Agreement, dated as of April 1, 2006, by and between the City of Osceola, Arkansas and Plum Point Energy Associates, LLC.

10.13	Trust Indenture, dated as of April 1, 2006, by and between the City of Osceola, Arkansas and Regions Bank, as trustee.

10.14	Amended and Restated Limited Liability Company Agreement of DLS Power Holdings, LLC, dated April 2, 2007, by and between LS Power Associates, L.P. and Dynegy Inc. (formerly named Dynegy Acquisition, Inc.).

10.15	Limited Liability Company Agreement of DLS Power Development Company, LLC, dated April 2, 2007, by and between LS Power Associates, L.P. and Dynegy Inc. (formerly named Dynegy Acquisition, Inc.).

10.16	Fourth Amendment to the Second Supplement to the Dynegy Inc. Executive Severance Pay Plan, dated as of March 30, 2007.

10.17	Third Amendment to the Dynegy Inc. Executive Severance Pay Plan, dated as of April 2, 2007.

10.18	Second Amendment to the First Supplemental Plan to the Dynegy Inc. Severance Pay Plan, dated as of March 30, 2007.

10.19	Second Amendment to Dynegy Inc. Severance Pay Plan, dated as of April 2, 2007.

10.20	Second Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, dated as of December 5, 2005.

10.21	Third Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, dated as of June 7, 2006.

10.22	Fourth Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, dated as of December 15, 2006.

10.23	Fifth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of January 28, 2005.

10.24	Sixth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of February 28, 2005.

10.25	Seventh Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of May 31, 2005.

10.26	Eighth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of December 18, 2006.

10.27	Ninth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of June 7, 2006.

10.28	Ninth Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of December 21, 2006.

10.29	Ninth Amendment to the Dynegy Inc. Retirement Plan, dated as of April 2, 2007.

10.30	Eleventh Amendment to the Dynegy Inc. 401(k) Savings Plan, dated as of April 2, 2007.

10.31	Sixth Amendment to the Dynegy Inc. Comprehensive Welfare Benefits Plan, dated as of April 2, 2007.

10.32	First Amendment to the Dynegy Inc. Incentive Compensation Plan, dated as of April 2, 2007.

10.33	First Amendment to the Dynegy Inc. 1999 Long Term Incentive Plan, dated as of April 2, 2007.

10.34	Second Amendment to the Dynegy Inc. 2000 Long Term Incentive Plan, dated as of April 2, 2007.

10.35	First Amendment to the Dynegy Inc. 2001 Non-Executive Stock Incentive Plan, dated as of April 2, 2007.

10.36	Second Amendment to the Dynegy Inc. 2002 Long Term Incentive Plan, dated as of April 2, 2007.

10.37	Third Amendment to the Dynegy Inc. Deferred Compensation Plan for Certain Directors, dated as of April 2, 2007.

10.38	Amendment to the Dynegy Inc. Deferred Compensation Plan, dated as of April 2, 2007.

10.39	Sixth Amendment to the Dynegy Midwest Generation, Inc. Retirement Income Plan for Employees Covered Under a Collective Bargaining Agreement, dated as of April 2, 2007.

10.40	Eighth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan, dated as of April 2, 2007.

10.41	Eighth Amendment to the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered Under a Collective Bargaining Agreement, dated as of April 2, 2007.

10.42	Seventh Amendment to the Dynegy Northeast Generation, Inc. Retirement Income Plan, dated as of April 2, 2007.

10.43	Fifth Amendment to the Dynegy Northeast Generation, Inc. Savings Incentive Plan, dated as of April 2, 2007.

10.44	Eighth Amendment to the Extant, Inc. 401(k) Plan, dated as of April 2, 2007.

10.45	Master Trust Agreement, dated as of January 1, 2002 (Vanguard).

10.46	Agreement and Amendment to Master Trust Agreement, dated as of December 31, 2003 (Vanguard).

10.47	Amendment No. 2 to The Master Trust Agreement, dated as of September 29, 2004 (Vanguard).

10.48	Amendment to Master Trust Agreement, dated as of January 1, 2006 (Vanguard).

10.49	Amendment to Trust Agreement – DMG 401(k) Savings Plan (Vanguard), dated as of September 29, 2004.

10.50	Amendment to Trust Agreement – DMG 401(k) Savings Plan (Vanguard), dated as of January 1, 2006.

10.51	Amendment to Trust Agreement – DMG 401(k) Savings Plan (Vanguard), dated as of April 2, 2007.

10.52	Amendment to Trust Agreement – Dynegy Inc. 401(k) Savings Plan (Vanguard), dated as of January 1, 2006.

10.53	Amendment to Trust Agreement – Dynegy Inc. 401(k) Savings Plan (Vanguard), dated as of April 2, 2007.

10.54	Amendment to Dynegy Inc. Deferred Compensation Plan Trust Agreement (Vanguard), dated as of April 2, 2007.

10.55	Amendment to Master Trust Agreement (Vanguard Fiduciary Trust Company), dated as of April 2, 2007.

99.1	Press Release dated April 2, 2007.